SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 24, 2003

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 497-7659

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7(c). Exhibits
Item 9. Regulation FD Disclosure
Signatures
EX-99

Item 7(c). Exhibits

Exhibit (99)	Press Release of Atlantis Plastics, Inc, dated October 24, 2003, reporting Atlantis Plastics’ financial results for the third quarter of 2003.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On October 24, 2003, Atlantis Plastics, Inc. issued a press release setting forth its third quarter 2003 earnings. A copy of Atlantis Plastics’ press release is attached hereto as Exhibit (99) and hereby incorporated herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC. (Registrant)

Date: October 24, 2003	By:	/s/ Anthony F. Bova

ANTHONY F. BOVA President and Chief Executive Officer

Date: October 24, 2003	By:	/s/ Paul G. Saari

PAUL G. SAARI Senior Vice President, Finance and Chief Financial Officer